Exhibit 99.1

reAlpha Acquires GTG Financial, Inc.

reAlpha Strengthens Mortgage Operations with Acquisition of GTG Financial, Inc.

DUBLIN, Ohio, February 24, 2025 (GLOBE NEWSWIRE) – reAlpha Tech Corp. (“reAlpha”) (Nasdaq: AIRE), a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, today announced the acquisition of GTG Financial, Inc. (“GTG Financial”), a mortgage brokerage company founded by Glenn Groves, a U.S. Marine and industry leader. GTG Financial is licensed to operate in seven U.S. states, including California, which will expand reAlpha’s geographic footprint to a total of 28 U.S. states and strengthen its operational capacity.

The acquisition of GTG Financial marks another step in reAlpha’s strategy to further enhance its mortgage operations and provide a more seamless home financing experience within the reAlpha platform, its AI-powered real estate platform. By incorporating GTG Financial’s experience in the real estate industry and its added workforce of loan officers, reAlpha anticipates that it will be able to bolster its overall operational capacity, expand its loan processing capabilities and offer mortgage lending and refinancing services to homebuyers more efficiently.

“We are excited to welcome GTG Financial to the reAlpha group,” said Piyush Phadke, Chief Financial Officer of reAlpha. “This acquisition will strengthen our mortgage operations, allowing us to scale and more efficiently provide lending services through our AI-powered homebuying platform. By acquiring GTG Financial, we are continuing to advance our vision of a fully streamlined, technology-driven real estate experience.”

GTG Financial will retain its brand identity under the leadership of its founder, Glenn Groves, while leveraging reAlpha’s resources and generative AI platform, which is expected to enhance loan processing efficiency and support a more seamless home financing experience.

Glenn Groves, Chief Executive Officer of GTG Financial, added: “I believe that reAlpha’s AI-driven platform is redefining real estate by simplifying and eliminating traditional barriers in the homebuying process. We’re proud to be part of this transformation and committed to driving its long-term success. GTG Financial will be officially powered by Be My Neighbor, one of reAlpha’s subsidiaries, strengthening our mortgage services and operational efficiency.”

Christopher Griffith, Chief Executive Officer of Be My Neighbor, and a fellow U.S. Marine, echoed the sentiment: “Real success in M&A comes from aligned leadership. I believe that, as Marines, Glenn and I share the same values of discipline, integrity and execution, making this partnership a natural fit.”

For additional details concerning the terms of the acquisition of GTG Financial, please refer to reAlpha’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

About GTG Financial Inc.

GTG Financial, Inc. is a mortgage brokerage company founded by Glenn Groves, committed to helping individuals and families achieve their homeownership dreams, with a focus on transparency, customer service, and financial empowerment.

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is a real estate technology company developing an end-to-end commission-free homebuying platform. Utilizing the power of AI and an acquisition-led growth strategy, reAlpha aims to offer an affordable, streamlined experience for homebuyers. For more information, visit www.reAlpha.com.

About the reAlpha Platform

reAlpha’s AI-powered, commission-free homebuying platform enables buyers to navigate the homebuying process with ease. With the tagline “No Fees. Just Keys.™”, reAlpha is dedicated to eliminating traditional barriers and making homeownership more accessible and transparent. The platform’s generative AI assistant, “Claire,” supports homebuyers throughout the journey, from property search to closing, offering insights, market trends, and 24/7 assistance.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about the GTG Financial acquisition; the anticipated benefits of the GTG Financial acquisition; reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to integrate the business of GTG Financial into its existing business and the anticipated demand for GTG Financial’s services; reAlpha’s ability to successfully enter new geographic markets; reAlpha’s ability to obtain the necessary regulatory and legal approvals to expand into additional U.S. states and maintain, or obtain, brokerage licenses in such states; reAlpha’s ability to generate additional sales or revenue from having access to, or obtaining, additional U.S. states brokerage licenses; reAlpha’s ability to enhance its, and its subsidiaries’, loan processing efficiency by leveraging its AI-powered platform and overall resources; reAlpha’s ability to expand its loan processing capabilities through the acquisition of GTG Financial; reAlpha’s ability to offer mortgage lending and refinancing services to homebuyers more efficiently through its platform as a result of the acquisition of GTG Financial; the inability to maintain and strengthen reAlpha’s brand and reputation; reAlpha’s ability to scale its operational capabilities to expand into additional geographic markets; the potential loss of key employees of its acquired companies; reAlpha’s inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s SEC filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:

Adele Carey, VP of Investor Relations

investorrelations@realpha.com

Media Contact:

Fatema Bhabrawala, Director of Public Relations

fbhabrawala@allianceadvisors.com